UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 6, 2006

                          NORD OIL INTERNATIONAL, INC.


          FLORIDA                       1000                   65-0786722

(State or Other Jurisdiction      (Primary Standard         (I.R.S. Employer
    of Incorporation or       Industrial Classification    Identification No.)
       Organization)                Code Number)


         7151 rue Jean Talon East, Suite 110, Montreal, Quebec, H1M 3N8
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 514-798-5454


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)

ITEM 8.01 OTHER EVENTS.

On April 6, 2006, Nord Oil International, Inc. (the "Company"), announced that it has received an unsolicited purchase offer for 100% of the total outstanding stock of Nord Oil International Inc.

The Company has opted to keep the information confidential until such time as the purchase offer can be bona fide and the amount of the offer confirmed. A copy of the press release is filed herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c) Exhibits
               99.1 Press release dated April 7, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          By: /s/ Viatcheslav Makarov
                                          Name:   Viatcheslav Makarov
                                          Title:  Chief Executive Officer
                                                  (Principal Executive Officer)







Date: April 7, 2006




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